Rule 497(e)
                               File No. 002-89550

                          FutureFunds Series Account of
                   Great-West Life & Annuity Insurance Company
                           Effective September 1, 2001

Effective September 1, 2001, the Franklin Small Cap Growth Fund I is changing its name and investment criteria. As a result, the following changes to the prospectus shall be effective September 1, 2001:



On page 1 of the prospectus, under the heading "Allocating your money", please delete "Franklin Small Cap Growth Fund I" as an Eligible Fund and replace with "Franklin Small-Mid Cap Growth Fund."

On page 6 of the prospectus, under the column "Eligible Fund" of the "Eligible Fund Annual Expenses" table, please delete "Franklin Small Cap Growth Fund I" as an Eligible Fund and replace with "Franklin Small-Mid Cap Growth Fund."

On pages 7 & 8 of the prospectus, under the column "Investment Division" of the "Examples" table, please delete "Franklin Small Cap Growth Fund I" as an Investment Division and replace with "Franklin Small-Mid Cap Growth Fund."

On page 12 of the prospectus, under the heading "Franklin Strategic Series Funds," please delete the investment objective and summary of principal investment strategy for "Franklin Small Cap Growth Fund I" and replace with the following:

Franklin Small-Mid Cap Growth Fund seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of U.S. small capitalization (small cap) companies and in the equity securities of mid capitalization (mid cap) companies. Shareholders will be given 60 days' advance notice of any change to this policy. For this fund, mid cap companies are those companies with market cap values not exceeding $8.5 billion and small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Growth Index; whichever is greater at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. In most instances, the fund manager intends to continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market cap value exceeds the small or mid cap measures described above.

On page 30 of the prospectus, under the column "Investment Division" of the "Average Annual Total Returns" table, please delete "Franklin Small Cap Growth Fund I" as an Investment Division and replace with "Franklin Small-Mid Cap Growth Fund."

On page 31 of the prospectus, under the column "Investment Division" of the "Inception Date" table, please delete "Franklin Small Cap Growth Fund I" as an Investment Division and replace with "Franklin Small-Mid Cap Growth Fund."

In Appendix A of the prospectus please delete "Franklin Small Cap Growth" and replace with "Franklin Small-Mid Cap Growth Fund."